STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
OPERATING ACTIVITIES
Net loss for the year	$ (61,991)	$ (359,999)	$ (40,955)
Adjustment to reconcile net income (loss) to net cash provided (used) by operating activities:
Foreign exchange (gain) or loss	(1,848)	7,376	(934)
Loss on note receivable	0	291,727	0
Imputed interest income			(19,646)
Changes in non-cash working capital items:
Prepaid expenses and deposits	(198)	229	(1,701)
Accounts payable and accrued liabilities	6,500	0	6,045
Due to related parties, non-interest bearing	57,537	60,667	57,191
Net cash provided (used) by operating activities	$ 0	$ 0	0
FINANCING ACTIVITIES
Cash transfer to trust account			(226,178)
Net cash provided by financing activities			(226,178)
Increase (Decrease) in cash and cash equivalents			(226,178)
Cash and cash equivalents, beginning of year			$ 226,178
Cash and cash equivalents, end of year